Technology Growth Portfolio
SCHEDULE OF INVESTMENTS
September 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 97.9%
Aerospace & Defense — 2.1%
Axon Enterprise, Inc. (a)	5,169	3,709,481
Application Software — 9.8%
Datadog, Inc., Cl. A (a),(b)	14,626	2,082,742
HubSpot, Inc. (a)	6,535	3,057,073
Intuit, Inc.	10,047	6,861,197
Klaviyo, Inc., Cl. A (a)	84,109	2,328,978
Synopsys, Inc. (a)	5,486	2,706,738
		17,036,728
Broadline Retail — 10.7%
Alibaba Group Holding Ltd., ADR (b)	34,882	6,234,460
Amazon.com, Inc. (a)	33,390	7,331,442
MercadoLibre, Inc. (a)	683	1,596,130
PDD Holdings, Inc., ADR (a)	25,471	3,366,502
		18,528,534
Interactive Media & Services — 9.4%
Alphabet, Inc., Cl. C	21,660	5,275,293
Meta Platforms, Inc., Cl. A	10,390	7,630,208
Tencent Holdings Ltd., ADR (b)	41,297	3,516,440
		16,421,941
Internet Services & Infrastructure — 5.7%
MongoDB, Inc. (a)	10,958	3,401,144
Shopify, Inc., Cl. A (a)	44,207	6,569,602
		9,970,746
Movies & Entertainment — 5.4%
Netflix, Inc. (a)	6,222	7,459,680
Spotify Technology SA (a)	2,838	1,980,924
		9,440,604
Real Estate Services — 1.8%
CoStar Group, Inc. (a)	37,829	3,191,633
Semiconductor Materials & Equipment — 7.0%
Applied Materials, Inc.	15,832	3,241,444
ASML Holding NV	2,382	2,305,990
Lam Research Corp.	48,787	6,532,579
		12,080,013
Semiconductors — 26.6%
Intel Corp.	189,093	6,344,070
Micron Technology, Inc.	54,370	9,097,188
NVIDIA Corp.	67,070	12,513,921
QUALCOMM, Inc.	23,655	3,935,246
Synaptics, Inc. (a),(b)	32,259	2,204,580
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	43,850	12,246,867
		46,341,872
Systems Software — 15.6%
JFrog Ltd. (a)	62,452	2,955,853
Microsoft Corp.	17,089	8,851,248
Oracle Corp.	34,557	9,718,811
ServiceNow, Inc. (a)	6,119	5,631,193
		27,157,105

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 97.9% (continued)
Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	17,750	4,519,683
Transaction & Payment Processing Services — 1.2%
Mastercard, Inc., Cl. A	3,510	1,996,523
Total Common Stocks (cost $103,924,906)		170,394,863
Private Equity — 1.6%
Real Estate Services — .0%
Roofstock, Ser. E (a),(c)	10,567	62,662
Systems Software — 1.6%
Databricks, Inc., Ser. H (a),(c)	9,003	1,397,266
Databricks, Inc., Ser. I (a),(c)	775	120,280
Databricks, Inc., Ser. J (a),(c)	7,982	1,238,806
		2,756,352
Total Private Equity (cost $1,768,444)		2,819,014

	1-Day Yield (%)
Investment Companies — .6%
Registered Investment Companies — .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $1,054,441)	4.28	1,054,441	1,054,441
Total Investments (cost $106,747,791)		100.1%	174,268,318
Liabilities, Less Cash and Receivables		(.1%)	(139,965)
Net Assets		100.0%	174,128,353

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At September 30, 2025, the value of the fund’s securities on loan was $12,341,421 and the value of the collateral was
$12,695,854, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	The fund held Level 3 securities at September 30, 2025. These securities were valued at $2,819,014 or 1.6% of net assets.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
Technology Growth Portfolio
September 30, 2025 (Unaudited)
The following is a summary of the inputs used as of September 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	170,394,863	—	—	170,394,863
Equity Securities - Private Equity	—	—	2,819,014	2,819,014
Investment Companies	1,054,441	—	—	1,054,441
	171,449,304	—	2,819,014	174,268,318

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees  (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At September 30, 2025, accumulated net unrealized appreciation on investments was $67,520,527, consisting of $68,970,052 gross unrealized appreciation and $1,449,525 gross unrealized depreciation.
At September 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.